UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

EVOLENT HEALTH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! EVOLENT HEALTH, INC. 2024 Annual Meeting Vote by June 05, 2024 11:59 PM ET You invested in EVOLENT HEALTH, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 06, 2024. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 06, 2024 10:00 AM EDT Virtually at https://web.lumiconnect.com/209916247 password: evolent2024 * lf you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. EVOLENT HEALTH, INC. 2024 Annual Meeting Vote by June 05, 2024 11:59 PM ET Voting Items Board Recommends 1. Election of Directors Nominees: 1A Toyin Ajayi, MD 1B Craig Barbarosh 1C Seth Blackley 1D M. Bridget Duffy, MD 1E Russell Glass 1F Peter Grua 1G Diane Holder 1H Richard Jelinek 11 Kim Keck 1J Cheryl Scott 2 Proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. 3 Proposal to approve the compensation of our named executive officers for 2023 on an advisory basis. 4 Proposal to approve the selection of the frequency of future advisory votes on executive compensation on an advisory basis. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For »For »For »Year